Exhibit 99.1

EVgo Inc. Aligns Organization Around Growing Its Charging Network

Continued cost optimization and focus on hiring for operational roles

2022 results expected to meet previously issued guidance

Announces date for fourth quarter and full year 2022 earnings call

Company’s Section 205 Petition Granted by Delaware Chancery Court

Los Angeles – February 23, 2023 – EVgo Inc. (Nasdaq: EVGO), (“EVgo” or the “Company”), one of the nation’s largest public fast charging networks for electric vehicles (EVs), today announced a reorganization to direct resources towards the Company’s highest priorities for 2023. Priorities include building out EVgo’s public network in locations meeting its robust investment criteria, building and operating major EVgo eXtend projects on highway corridors, delivering new hubs and infrastructure projects for fleets, implementing EVgo ReNew to ensure EVgo’s public network operates at the charging industry’s highest standards, and continuing to develop and deploy innovative software tools to create a world-class charging experience for drivers and partners alike.

“As a market leader in fast charging, EVgo sees significant growth in demand for EV charging in 2023 and beyond,” said Cathy Zoi, CEO of EVgo. “We are aligning our workforce to capture growing market share in an evolving industry. EVgo is also focusing on operational excellence and efficiencies by optimizing our cost structure with continued resource investments in growth initiatives.”

Operational efficiency improvements are expected to enable EVgo to meet its growth objectives while reducing headcount by approximately 40 employees with continued hiring for operational roles.

EVgo expects to report 2022 financial and operational results within the guidance ranges provided by the Company on November 2, 2022. The Company expects to provide an update on its financial performance as well as its outlook for 2023 during its fourth quarter and full year 2022 earnings call on March 15, 2023. Call details will be announced at a later date.

As previously announced on its Form 8-K dated February 6, 2023 (the “Prior 8-K”), the Company filed a petition on February 3, 2023 in the Court of Chancery of the State of Delaware (the “Court of Chancery”) under Section 205 of the Delaware General Corporation Law (the “Petition”) seeking (i) the validation of the stockholder vote approving the Charter Amendment Proposal (as defined in the Prior 8-K) and (ii) the validation and declaration of effectiveness of (a) the New Charter (as defined in the Prior 8-K) (including its filing and effectiveness, in each case as of July 1, 2021) and (b) the securities issued or to be issued in reliance on the approval of the Charter Amendment Proposal and/or the validity of the New Charter, as of the respective dates of their issuance (including the 5,750,000 shares of Class A common stock into which the shares of Class B common stock converted upon the consummation of the Business Combination (as defined in the Prior 8-K)).

Following a hearing of the Petition, the Court of Chancery issued an order (the “205 Order”) dated February 21, 2023 validating each of the corporate acts described above, effective as of the time each such act was originally taken, notwithstanding any failures of authorization or potential failures of authorization described in, or resulting from the matters described in, the Petition.

The Company welcomes the 205 Order as it eliminates any purported uncertainty with respect to its capital structure.

About EVgo

EVgo (Nasdaq: EVGO) is a leader in charging solutions, building and operating the infrastructure and tools needed to expedite the mass adoption of electric vehicles for individual drivers, rideshare and commercial fleets, and businesses. Since its founding in 2010, EVgo has led the way to a cleaner transportation future and its network has been powered by 100% renewable energy since 2019 through renewable energy certificates. As one of the nation’s largest public fast charging networks, EVgo’s owned and operated charging network features over 900 fast charging locations – currently serving over 60 metropolitan areas across more than 30 states – and continues to add more DC fast charging locations through EVgo eXtend™, its white label service offering. EVgo is accelerating transportation electrification through partnerships with automakers, fleet and rideshare operators, retail hosts such as grocery stores, shopping centers, and gas stations, policy leaders, and other organizations. With a rapidly growing network, robust software products and unique service offerings for drivers and partners including EVgo Optima™, EVgo Inside™, EVgo Rewards™, and Autocharge+, EVgo enables a world-class charging experience where drivers live, work, travel and play.

Cautionary Statement Regarding Preliminary Financial Results

The Company has not yet completed its financial close processes for fiscal year 2022. Therefore, the Company’s statements regarding its expectations for its financial results for the year ended December 31, 2022 included in this press release are based on preliminary unaudited estimates only and should not be viewed as a substitute for full audited financial statements prepared in accordance with GAAP. They reflect management’s estimates based solely upon information available to management as of the date of this press release. Further information learned during the financial close processes and audit may alter the final results. The Company cautions you that actual results which are prepared in accordance with GAAP and are subject to a full-year audit may differ materially from such expectations. Accordingly, you should not place undue reliance upon this preliminary financial information.

Forward-Looking Statements

This press release contains “forward-looking statements” within the meaning of the “safe harbor” provisions of the United States Private Securities Litigation Reform Act of 1995. Forward-looking statements may be identified by the use of words such as “estimate,” “plan,” “project,” “forecast,” “intend,” “will,” “expect,” “anticipate,” “believe,” “seek,” “target” or other similar expressions that predict or indicate future events or trends or that are not statements of historical matters. These forward-looking statements are based on management’s current expectations or beliefs and are subject to numerous assumptions, risks and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. These forward-looking statements include, but are not limited to, statements regarding our ability to effectively direct resources towards the Company’s highest priorities so as to meet its growth objectives; our preliminary results for revenue and Adjusted EBITDA (Non-GAAP), network throughput, stalls in operation or under construction or other operational measures, including any guidance issued in respect thereof; express or implied statements regarding EVgo’s future financial performance, revenues, capital expenditures, stalls in operation or under construction and network throughput, and software and other service offerings, and operational priorities; EVgo’s expectation of market position and acceleration in its business due to factors including increased EV adoption and demand for EV charging; and the Company’s collaboration with partners enabling transportation electrification and effective deployment of chargers. These statements are based on various assumptions, whether or not identified in this press release, and on the current expectations of EVgo’s management and are not predictions of actual performance. There are a significant number of factors that could cause actual results to differ materially from the statements made in this press release, including information learned during the completion of financial close or audit processes; changes or developments in the broader general market; ongoing impacts from COVID-19 on EVgo’s business, customers, and suppliers; macro political, economic, and business conditions, including inflation and geopolitical conflicts that could impact our supply chains; increased competition, including from new and existing entrants in the EV charging market; unfavorable conditions or further disruptions in the capital and credit markets and EVgo’s ability to obtain additional capital on commercially reasonable terms; EVgo’s limited operating history as a public company; EVgo’s dependence on widespread adoption of EVs and increased installation of charging stations; mechanisms surrounding energy and non-energy costs for EVgo’s charging stations; the impact of governmental support and mandates that could reduce, modify, or eliminate financial incentives, rebates, and tax credits; supply chain disruptions; EVgo’s ability to expand into new service markets, grow its customer base, and manage its operations; impediments to EVgo’s expansion plans, including permitting delays; the need to attract additional fleet operators as customers; potential adverse effects on EVgo’s revenue and gross margins if customers increasingly claim clean energy credits and, as a result, they are no longer available to be claimed by us; risks related to EVgo’s dependence on its intellectual property; and risks that EVgo’s technology could have undetected defects or errors. Additional risks and uncertainties that could affect the Company’s financial results are included under the captions “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations of EVgo” in EVgo’s Annual Report on Form 10-K for the year ended December 31, 2021, and the caption “Risk Factors” in its Quarterly Reports on Form 10-Q for the quarterly periods ended March 31, 2022, June 30, 2022 and September 30, 2022, in each case filed with the Securities and Exchange Commission (the “SEC”), as well as its other filings with the SEC, copies of which are available on EVgo’s website at investors.evgo.com, and on the SEC’s website at www.sec.gov. All forward-looking statements in this press release are based on information available to us as of the date hereof, and EVgo does not assume any obligation to update the forward-looking statements provided to reflect events that occur or circumstances that exist after the date on which they were made, except as required by applicable law.

For Investors:
investors@evgo.com

For Media:
press@evgo.com

Source: EVgo Inc.

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